UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought; Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL

REPORT

June 30, 2017

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

The dictionary is the only place where success comes before work.

—Vince Lombardi

Dear Fellow Shareholders,

The lazy days of summer are just underway, but for the markets, they’ve been going on for several years. Signs of indifference are widespread. Take investors for example. Instead of rolling up their sleeves and doing the hard work of fundamental analysis, many are taking the path of least resistance and simply pouring money into passive index funds and exchange traded funds (ETFs). These products may be useful in an asset allocation strategy, but we believe current valuations leave them open to painful losses when a correction occurs.

In the first half of 2017, the VIX dipped below 10 on seven occasions—as many occurrences as the previous 22 years combined!

Recent low volatility for stocks, in our view, is another symptom of the lackadaisical route many are following. As shown at right, the Chicago Board Options Exchange Volatility Index (VIX) has been shuffling along near historic lows for months. Levels like this can point to rampant group think where a single popular view spreads and no one stops to ask the hard questions—what happens when interest rates go up? Can glamorous big tech really grow fast enough to support current lofty valuations?

Too Quiet?

Source: Bloomberg L.P. and Heartland Advisors, Inc., 6/1/2012 to 6/30/2017

Chicago Board Options Exchange Market Volatility Index (VIX Index)

All indexes are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

So what could bring an end to this current cycle? Here are a few things we are watching:

•	Anemic gross domestic product growth points to earnings pressure going forward.
•	Consumer debt levels that are at pre-financial crisis highs.
•	Distorted valuations that are unsustainable under the weight of too high earnings expectations.
•	The impact of elevated short-term interest rates, which could take a toll on highly leveraged companies.

These items could be a headwind for many companies, but expensive growth names may be the ones with the most to lose. Based on current multiples, the market is pricing in top line acceleration for these businesses that outpaces even some of the most optimistic analysts’ scenarios. That means the slightest earnings misstep could be magnified and result in significant pressure.

The future, in our view, is much brighter for reasonably valued companies. As growth/momentum begins to wilt under the weight of ever-increasing expectations, value should once again attract investor attention. Additionally, many sensibly priced businesses are just beginning to see their earnings inflect and, therefore, will be building off a more manageable comparison base as opposed to trying to meet unrealistic projections. Put simply, we’d rather invest in businesses that have ample room to improve than those that have no room for error.

Here are a few more reasons for optimism:

•	Housing is robust.
•	Consumer confidence remains strong and small businesses are upbeat.
•	Merger and acquisition activity appears to be heating up among smaller companies.

The mixture of good and bad points to the need for doing the hard work of evaluating opportunities. We agree with Coach Lombardi’s words and would add that in investing, not only does work come before success but a lack of it often leads to losses.

Thank you for your continued trust and confidence.

Chairman, CIO and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Solid gains for U.S. equities during the first half of the year were driven by growth companies, larger names, and so-called defensive areas of the market. The Heartland Select Value Fund Investor Class lagged the Russell 3000® Value Index, returning 2.08% versus 4.32%.

Stock selection in Materials was a key source of strength, with the Fund’s Paper and Forest Products names leading the way. Boise Cascade Company (BCC), a wood products manufacturer and distributor, was a top contributor as lumber prices rallied in advance of the U.S. reenacting duties on Canadian wood. Housing starts continued to move higher and, as a result, demand for Boise’s wood products were up. The company has completed improvements at two mills purchased last year and the revamped plants should help it reach 35% year-over-year growth in earnings before interest, taxes, depreciation, and amortization. As shares have appreciated, valuations have become richer and we have trimmed our exposure to the stock.

Holdings in Health Care were up on an absolute basis but lagged the benchmark, and the group contained a key detractor. Triple-S Corporation (GTS), a managed care company in Puerto Rico that operates under the Blue Cross name, was down after it reported earnings in the first quarter that fell short of consensus expectations. Some of the shortfall was due to challenges from the low reimbursement rates it receives from Medicaid. Uncertainty over Puerto Rico’s economic strength also continues to weigh on businesses in the territory, including Triple-S. Despite the shortfall, the company’s commercial insurance unit is experiencing growth for the first time in years and there are emerging signs that reimbursement rates are on the cusp of improving. With shares trading at 50% of book value versus 2x to 10x for peers, we believe downside risk is much less than upside potential for the stock.

The Fund’s Industrial names were up on an absolute basis, and the group contained a top contributor. Kennametal Inc. (KMT), a name we bought in the fall of 2016, was up double digits. The company is the third-largest maker of tools used in the metal working industry. Management continues to make progress on cost-cutting measures including closing underutilized facilities and reducing overhead by slashing its bloated marketing program. The strides resulted in higher than expected margins reported in Kennametal’s most recent earnings release. Shares also benefited from a continued uptick in industrial demand following several quarters of contraction. We remain confident in the new CEO’s plan to reduce costs and reorganize the sales approach but have trimmed exposure to the company as valuations have climbed.

Following several months of firming prices, oil fell based on investor concerns about excess supply hitting the market, as well as a slower than anticipated drawdown of oil in storage.

Companies ranging from producers to equipment manufacturers shared in the pain. Small businesses were particularly hard hit as investors seemed to look to larger names in hopes that size would offset volatility. Our smaller names in the space were no exception, which held back results.

The economic outlook is clouded, but expansion could endure for several quarters to come. Stock performance during the past six months has made valuations of defensive and growth areas less compelling. Companies that have enjoyed strong runs over the past few months may face reduced upside until evidence of continuing business cycle strength emerges.

As investors continue to wait for more clarity on the direction of the business climate, we are focused on striking a balance between maximizing upside potential by buying attractively valued businesses and mitigating downside risk by finding sound companies that are less volatile than their peers.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year
as of June 30, 2017	Date	Inception	Years	Years	Years	Years	Years	Year	to Date*
Investor Class (HRSVX)	10/11/96	10.18%	9.49%	9.18%	5.88%	12.25%	4.90%	16.56%	2.08%
Institutional Class (HNSVX)	5/1/08	10.32	9.64	9.38	6.18	12.56	5.16	16.84	2.19
Russell 3000® Value Index	–	8.81	7.77	8.13	5.59	13.89	7.32	16.21	4.32

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.23% and 1.00%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. As of the date of this report, the Annual Fund Operating Expense ratio for the Institutional Class is 1.01% without such waiver and/or reimbursement. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$245.0 mil.
NAV (Investor Class)	$29.02
NAV (Institutional Class)	$28.97
Median market cap	$13.9 bil.
Weighted average market cap	$86.7 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	4.5%
Wells Fargo & Co	4.3
Exxon Mobil Corp	4.3
Exelon Corp.	3.7
Wal-Mart Stores, Inc.	3.6
Equity Commonwealth	3.5
CA, Inc.	3.5
Entergy Corp.	3.1
The Bank of New York Mellon Corp	3.0
Quest Diagnostics, Inc.	3.0

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/17.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Caught in a balancing act between a murky economic outlook on one side and, on the other, fears of being left out of the ongoing equity market surge, investors stayed with the familiar for much of the first half of the year as momentum, growth, and perceived safe havens continued to propel the major indices to new heights. Against this backdrop, the Heartland Mid Cap Value Fund Investor Class lagged the Russell Mid Cap® Value Index, returning 1.95% versus 5.18%.

Stock selection in Health Care was a key source of strength, with the Fund’s Providers and Services names accounting for the outperformance. AmerisourceBergen Corporation (ABC) was a top contributor during the period. The Pennsylvania-based pharmaceutical distributor was up after posting results that beat consensus estimates. The report eased concerns about the company’s ability to withstand fallout from drug pricing pressures that have been a headwind for the industry. AmerisourceBergen, along with two competitors, controls 90% of the drug distribution market. The company’s partnership with Walgreens Co. (WBA) has created economies of scale, which has allowed it to be more aggressive in pursuing additional clients. Despite its attractive balance sheet and strong returns on capital, shares trade at approximately 8.5x enterprise value/earnings before interest, taxes, depreciation, and amortization.

Holdings in Information Technology (IT) lagged those in the benchmark and accounted for the vast majority of underperformance. Avnet Inc. (AVT), a leading electronics distributor, was down after announcing that 2018 results are likely to come in well below expectations. The anticipated shortfall reflects greater than expected pressure on contract pricing and more aggressive loss of customers due to merger activity in the semiconductor industry. The announcement was disappointing, but we believe the expected shortfall is a temporary setback as opposed to a permanent impairment of the company’s operations. Avnet has made significant strides through the divestiture of its weak performing tech solutions business and has ample opportunity to continue to evolve to focus on more profitable client groups such as smaller semiconductor manufacturers.

An underweight to and stock selection in Utilities detracted from results. While the Fund’s names in the space were down only modestly, they did not keep up with the double-digit average return of companies in the benchmark. As investors continue to pay up for dividend yield, many of the stocks in the sector have become expensive relative to their potential to improve bottom-line results. We have found more attractive valuations and return potential in utilities that are partially unregulated. While this approach was rewarded last year, 2017 has been a more challenging environment.

Overall, stock performance during the past six months has made valuations of defensive and growth areas less compelling. The economic outlook is clouded, but expansion could endure for several quarters to come.

While we have reduced overweights during the first half of the year, we remain committed to our fundamental process and have refused to pay up for lower volatility or perceived safety. In areas such as Real Estate and Utilities, we remain underweight but continue to seek attractive opportunities in current market conditions.

We are committed to combing through all sectors and industries, looking for opportunities where we believe risk is mispriced. As always, balance sheets are a key focus in our analysis. Companies with favorable liquidity and strong, consistent free cash flow should be in a healthy position to succeed. Additionally, companies that can drive earnings growth—whether through cost savings or increased sales—should be well positioned to keep pace with heightened investor expectations.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	One	Year
as of June 30, 2017	Date	Inception	Year	to Date*
Investor Class (HRMDX)	10/31/14	8.36%	20.85%	1.95%
Institutional Class (HNMDX)	10/31/14	8.66	21.20	2.12
Russell Midcap® Value Index	–	8.15	15.93	5.18

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/17, the Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 3.22% and 3.46% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 2.53% and 2.47% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average
(2)	Dun & Bradstreet is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation. It invests in mid-size, dividend-paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid–sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$7.2 mil.
NAV (Investor Class)	$12.05
NAV (Institutional Class)	$12.07
Median market cap	$7.4 bil.
Weighted average market cap	$11.8 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Equity Commonwealth	4.6%
Franklin Resources, Inc	4.1
AmerisourceBergen Corp.	4.0
CNA Financial Corp.	3.8
CA, Inc.	3.7
Exelon Corp.	3.6
Popular, Inc.	3.6
Quest Diagnostics, Inc.	3.2
Staples, Inc.	2.8
Harley Davidson, Inc	2.8

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/17.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Political discord in Washington hit a feverish pitch during the first half of the year, and skepticism grew that a tax overhaul, infrastructure spending, and regulatory relief will materialize in the near term. With hopes of a corresponding reflation trade on hold, investors sought to maintain momentum in the equity markets by focusing on bond proxies, low volatility, perceived safe havens, and companies with potential top-line growth. The Heartland Value Plus Fund Investor Class lagged the Russell 2000® Value Index, returning -2.47% versus 0.54%.

Stock selection in Financials was a key source of strength, with a holding in consumer finance a top contributor. First Cash Financial Services, Inc. (FCFS), which operates pawn stores in the U.S. and Latin America, was up sharply after it posted better than expected results driven by cost cutting and a strengthening peso. We remain constructive on the company and believe it can grow earnings by opening more locations in Latin America and leveraging its existing cost structure.

The Fund’s Industrial names were down on an absolute basis and lagged the benchmark. Despite the weakness, the sector contained a top contributor during the first half, Kennametal, Inc. (KMT), the third-largest maker of tools used in the metal working industry. Management is making strides on cost-cutting measures including closing underutilized facilities and reducing overhead by slashing its bloated marketing program. The improvements resulted in higher than expected margins reported in Kennametal’s most recent earnings release. The stock also benefited from a continued uptick in industrial demand following several quarters of contraction.

Following several months of firming prices in late 2016, oil fell based on investor concerns about excess supply hitting the market as well as a slower than anticipated drawdown of oil in storage. Companies ranging from producers to equipment manufacturers shared in the pain. The Fund’s Energy names held up better than those in the benchmark as a whole, but an overweight to the sector detracted from results.

An underweight to and selection in Real Estate boosted returns. As investors continue to pay up for dividend yield, many of the stocks in the sector remain expensive relative to their potential to improve bottom-line results. We have found more attractive valuations and return from less traditional real estate holdings such as an outdoor advertising company. This approach has been rewarded in 2017 as the environment has become more challenging for traditional real estate investment trusts.

We’ve exited some holdings on recent strength and have redeployed assets into more attractively valued businesses in various industries. The result is a compact portfolio of approximately 50 names with nearly one-third of assets held in the 10 largest positions.

We believe a renewed interest in valuations and earnings prospects will be closely tied to improved clarity for the economy and the geopolitical backdrop. If the administration in Washington is able to deliver on expected regulatory relief, a further improvement of the business climate should materialize.

Businesses with opportunities to reduce costs and improve margins through internally focused efforts should be able to capitalize on operating leverage in an expanding economy or modestly grow earnings should sales remain flat.

The strong run for equities and the length of the bull market has led some investors to question whether valuations have gotten ahead of themselves. The market as a whole appears fully valued, and bond-like sectors such as Real Estate and Utilities have become even more challenging for valuation-sensitive investors. As bottom-up investors, we are focused on the valuations and business prospects of individual names we hold as opposed to the price/earnings of a broad index.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year
as of June 30, 2017	Date	Inception	Years	Years	Years	Years	Years	Year	to Date*
Investor Class (HRVIX)	10/26/93	9.96%	8.53%	9.17%	5.53%	7.23%	-1.93%	22.41%	-2.47%
Institutional Class (HNVIX)	5/1/08	10.06	8.65	9.34	5.78	7.47	-1.74	22.69	-2.38
Russell 2000® Value Index	–	10.13	8.98	8.75	5.92	13.39	7.02	24.86	0.54

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.19% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$427.5 mil.
NAV (Investor Class)	$29.58
NAV (Institutional Class)	$29.47
Median market cap	$2.2 bil.
Weighted average market cap	$2.6 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Park Electrochemical Corp.	5.2%
FirstCash, Inc.	3.4
Greif, Inc. (Class A)	3.3
American Vanguard Corp.	3.2
DMC Global, Inc.	3.1
Associated Banc-Corp.	2.8
Schnitzer Steel Industries, Inc.	2.8
Wolverine World Wide, Inc.	2.8
Encore Wire Corp.	2.7
Analogic Corp.	2.6

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/17.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Trying to balance a mixed economic outlook against fears of being left behind from the ongoing equity market surge, investors bid up what has worked the past few years—momentum and growth stocks. Despite the trend, the Heartland Value Fund Investor Class had a strong first half, posting a gain of 2.60% and outperforming the Russell 2000® Value Index, which returned 0.54%.

The economic uncertainty shadowing today’s markets is nothing new. Conflicting views are essential to every buy and sell trade. What is unprecedented, however, is the level of indifference investors are showing toward valuations. The infatuation with growth at any price has reached an historic extreme and has led to significant opportunities for the enterprising value investor.

The Fund’s Consumer Discretionary names were up sharply in the first half of the year and outperformed on a relative basis. Our research has led us away from hard-hit mall retailers and into areas such as select homebuilders and for-profit education. Both industries should receive a boost from maturing millennials. We’ve also been encouraged by a new tone out of Washington toward private education companies that can provide a vital service in closing the skills gap for many workers.

Historic Outperformance of Growth versus Value

Russell 2000® Value Index Less Russell 2000® Growth Index

Source: Furey Research Partners, LLC and Russell®, 12/31/1978 to 6/30/2017, annualized return over rolling 10-year periods. Additional information for indexes shown at end of commentary.

All indexes are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

LGI Homes, Inc. (LGIH) was the Fund’s top contributor during the period. It is one of the nation’s fastest-growing homebuilders and operates in 10 states in the south and western U.S. The company focuses on the entry-level market, with an average selling price of just over $200,000. To keep costs down and margins up, LGIH builds standardized homes and uses an aggressive sales and marketing program to target renters.

The no-frills approach has helped the company grow from startup in 2003 to $818 million in sales for 2016. LGIH has made a profit every year since opening and boasts a gross margin that’s the envy of the industry.

Stock selection in Real Estate was another source of strength. We have been able to bypass expensive names in the space and capitalize on companies with strong management teams that serve unique niches. For example, long-time holding CareTrust REIT, Inc. (CTRE) has had an impressive showing this year. The real estate investment company specializes in managing and acquiring skilled nursing, assisted living, and independent senior housing. The company’s focus on regional, mid-market locations along with its seasoned management team makes it a differentiated player in the industry.

CareTrust has been able to stand out in a strong performing sector by bolstering its balance sheet, which should provide it with dry powder to use to opportunistically acquire additional properties. The company’s accomplished management team has been able to generate an impressive 9% yield on its properties in 2017. We believe factors such as aging population, industry supply constraints, and increased cost of treatment alternatives will bode well for this well-run operator.

Health Care holdings were down modestly on an absolute basis, and the group lagged the benchmark. However, the sector also included a top contributor—a leading provider of air medical emergency transport services and systems in the U.S. The company announced it was taking itself private at a premium to current valuations, which prompted shares to appreciate smartly. We view this as an example of the appeal of small, specialized businesses. Improved business and investor confidence could be a catalyst for more takeouts in the small-cap space this year.

The future, in our view, is bright for reasonably valued companies. As growth/momentum begins to wilt under the weight of ever-increasing expectations, value should once again attract investor attention. Additionally, many sensibly priced businesses are just beginning to see their earnings inflect and therefore will be building off a more manageable comparison base as opposed to trying to meet unrealistic projections. Put simply, we’d rather invest in businesses that have ample room to improve than those that have no room for error.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One	Year
as of June 30, 2017	Date	Inception	Years	Years	Years	Years	Years	Years	Year	to Date*
Investor Class (HRTVX)	12/28/84	11.85%	11.26%	8.54%	7.97%	3.66%	9.27%	0.06%	21.43%	2.60%
Institutional Class (HNTVX)	5/1/08	11.91	11.34	8.64	8.10	3.85	9.45	0.22	21.62	2.70
Russell 2000® Value Index	–	11.33	11.13	8.98	8.75	5.92	13.39	7.02	24.86	0.54

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.09% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research–minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	101
Net assets	$801.7 mil.
NAV (Investor Class)	$41.46
NAV (Institutional Class)	$42.27
Median market cap	$393 mil.
Weighted average market cap	$1.3 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

LG Homes, Inc.	3.3%
Barrett Business Services, Inc.	3.2
CareTrust REIT, Inc.	2.5
TriState Capital Holdings, Inc.	2.2
IAMGOLD Corp.	2.2
Acacia Research Corp.	2.1
MainSource Financial Group, Inc.	2.1
Centerra Gold, Inc.	2.0
Kennedy-Wilson Holdings, Inc.	2.0
AV Homes, Inc.	1.9

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/17.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Continued signs of improvement in many developed economies provided a broad boost for international equities. In many countries, strengthening local currencies provided a tailwind to equities—boosting Emerging Markets and helping commodity-producing countries overcome the effects of softening oil prices. The Heartland International Value Fund Investor Class lagged its benchmark, the Russell Global® ex-U.S. Small Cap Index, returning 11.51% versus 15.01%.

Stock selection in Consumer Discretionary was a key contributor to absolute and relative performance. In the space, China ZhengTong Auto Services (1728 HK), a Chinese auto dealership with 97 outlets in 32 cities across the country, was up sharply as investors began to anticipate higher luxury car sales, which make up 70% of the company’s volume and account for 86% of revenue.

Originally we were attracted to the business for its improving bargaining power with auto manufacturers, sales growth tied to a growing middle class in China, and its financing unit, which gave ZhengTong a competitive advantage in attracting customers.

Given the significant appreciation in share price, we trimmed our exposure based on valuations.

Following several months of firming prices, oil fell based on investor concerns about excess supply hitting the market as well as a slower than anticipated drawdown of oil in storage.

Companies ranging from producers to equipment manufacturers shared in the pain. Our holdings were caught up in the downturn, and the group included a key detractor. Canada-based Cardinal Energy (CJ CN) was down due to the decline in crude prices. Despite the setback, we believe the company’s valuation, strong balance sheet, and high-quality energy assets make it a compelling long-term investment.

Decline rates for the company’s oil production are much lower than those of its competitors. As a result, we believe Cardinal should be able to maintain its output levels without taking on significant capital expenditures.

Following a strong showing in the second half of 2016, the Fund’s gold mining stocks retreated, and the group was a primary detractor on an absolute and relative basis. Gold miner Mandalay Resources Corporation (MND CN) was the weakest holding during the period after it had to shut down one of its mines in Chile due to an accident at the location. The shuttered facility accounts for only 10% of net asset value for the company, but investors were concerned that the loss of production could impact earnings and margins in the coming quarters.

The Fund’s Industrials holdings outperformed those in the benchmark, and the group contained a top contributor. Deutz AG (DEZ GY), a manufacturer of diesel engines primarily for the European market with more than 35% of its sales tied to construction equipment, reported results that beat consensus expectations. Sales of new engine models that meet tougher European emission standards are contributing to positive operating leverage and bottom-line growth.

We expect recent calm in the global markets will give way to increased volatility in the months to come. Fallout from the Brexit vote will begin to take shape. China’s improving economy and its efforts to reduce risk in its financial sector should have long-term, positive effects for investors. However, near-term, the moves to reign in lending practices could spark some temporary volatility. Continued weakness for many commodities will put pressure on some emerging economies and commodity producers.

We cannot control macro factors, but as bottom-up investors we can capitalize on opportunities that arise in response to external events. Valuations for international stocks remain significantly more attractive than U.S. stocks, and we have been diligent in maintaining a portfolio that is diverse by region, sector, and industry that trades at a discount to the broader market.

CFA® is a registered trademark owned by the CFA Institute.

10

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One	Year
as of June 30, 2017	Date	Inception	Years	Years	Year	to Date*
Investor Class (HINVX)	10/1/10	2.87%	6.79%	-0.88%	20.58%	11.51%
Institutional Class (HNNVX)	5/1/17	2.88	6.81	-0.84	20.70	11.62
Russell Global® ex-U.S. Small Cap Index	–	5.90	9.24	2.85	19.59	15.01

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 5/1/17, the Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Funds average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.89% and 1.63% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.80% and 1.57% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. Performance for Institutional Class shares prior to their initial offering is based on the performance of Investor Class shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)  Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	47
Net assets	$27.5 mil.
NAV (Investor Class)	$10.17
NAV (Institutional Class)	$10.18
Median market cap	$923 mil.
Weighted average market cap	$1.3 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments, Ltd.	4.0%
Incitec Pivot, Ltd.	3.5
The Bank of Kyoto, Ltd.	3.4
Stock Spirits Group PLC	3.1
Green Seal Holding, Ltd.	3.0
Chemring Group PLC	3.0
Semperit Holding AG	3.0
Novae Group PLC	3.0
Sung Kwang Bend Co., Ltd.	2.9
Chicony Electronics Co., Ltd.	2.8

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/17.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2017. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	5.5%	12.0%	6.5%	12.3%	11.2%
Consumer Staples	4.8	3.0	4.2	3.2	9.0
Energy	10.4	10.9	8.8	3.9	5.8
Financials	25.7	19.1	18.9	17.7	7.8
Health Care	14.5	9.4	7.9	8.1	7.8
Industrials	10.9	13.5	17.1	16.2	24.3
Information Technology	12.6	12.6	13.9	14.4	9.6
Materials	3.6	3.1	9.2	6.3	10.8
Real Estate	3.7	8.0	5.7	8.3	8.8
Utilities	7.7	6.7	3.2	3.7	0.7
Short-Term Investments	0.6	1.7	4.6	5.9	4.2
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

12

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.4%)
Auto Components (1.1%)
BorgWarner, Inc.	65,000	$2,753,400

Capital Markets (5.0%)
Bank of New York Mellon Corp.	145,000	7,397,900
Franklin Resources, Inc.	110,000	4,926,900
		12,324,800

Chemicals (1.1%)
Potash Corp. of Saskatchewan, Inc.	160,000	2,608,000

Commercial Banks (11.7%)
BB&T Corp.	150,000	6,811,500
PNC Financial Services Group, Inc.	55,000	6,867,850
Wells Fargo & Co.	190,000	10,527,900
Zions Bancorporation	100,000	4,391,000
		28,598,250

Communications Equipment (3.6%)
ADTRAN, Inc.	125,000	2,581,250
Cisco Systems, Inc.	200,000	6,260,000
		8,841,250

Construction & Engineering (0.6%)
Fluor Corp.	30,000	1,373,400

Consumer Finance (2.2%)
American Express Co.	65,000	5,475,600

Diversified Financial Services (4.5%)
Berkshire Hathaway, Inc. (Class B)(a)	65,000	11,009,050

Electric Utilities (6.8%)
Entergy Corp.	100,000	7,677,000
Exelon Corp.	250,000	9,017,500
		16,694,500

Electrical Equipment (2.7%)
Emerson Electric Co.	110,000	6,558,200

Electronic Equipment & Instruments (1.7%)
Corning, Inc.	135,000	4,056,750

Energy Equipment & Services (3.7%)
Baker Hughes, Inc.	90,000	4,905,900
Newpark Resources, Inc.(a)	560,000	4,116,000
		9,021,900

Equity Real Estate Investment Trusts (REITs) (3.5%)
Equity Commonwealth(a)	275,000	8,690,000

Food & Staples Retailing (3.5%)
Wal-Mart Stores, Inc.	115,000	8,703,200

Food Products (1.1%)
Bunge, Ltd.	35,000	2,611,000

Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	60,000	2,916,600
Invacare Corp.	250,000	3,300,000
		6,216,600

Health Care Providers & Services (8.2%)
Express Scripts Holding Co.(a)	95,000	6,064,800
Quest Diagnostics, Inc.	65,000	7,225,400
Triple-S Management Corp. (Class B)(a)	403,713	6,826,787
		20,116,987

Hotels, Restaurants & Leisure (1.9%)
Spirit Airlines, Inc.(a)	90,000	4,648,500

Household Durables (1.6%)
PulteGroup, Inc.	160,000	3,924,800

Insurance (1.6%)
Principal Financial Group, Inc.	60,000	3,844,200

Machinery (3.1%)
Kennametal, Inc.	100,000	3,742,000
Oshkosh Corp.	55,000	3,788,400
		7,530,400

Marine (2.2%)
Kirby Corp.(a)	80,000	5,348,000

Metals & Mining (1.3%)
Schnitzer Steel Industries, Inc. (Class A)	130,000	3,276,000

Multi-Utilities (0.7%)
MDU Resources Group, Inc.	65,000	1,703,000

Oil, Gas & Consumable Fuels (6.4%)
Exxon Mobil Corp.	130,000	10,494,900
Hess Corp.	120,000	5,264,400
		15,759,300

Paper & Forest Products (1.1%)
Boise Cascade Co.(a)	85,000	2,584,000

Pharmaceuticals (3.3%)
Pfizer, Inc.	150,000	5,038,500
Sanofi (ADR)	65,000	3,114,150
		8,152,650

Professional Services (2.0%)
Robert Half International, Inc.	105,000	5,032,650

Semiconductors & Semiconductor Equipment (0.8%)
Photronics, Inc.(a)	200,000	1,880,000

Software (6.2%)
CA, Inc.	250,000	8,617,500
Oracle Corp.	130,000	6,518,200
		15,135,700

Specialty Retail (0.7%)
American Eagle Outfitters, Inc.	150,000	1,807,500

TOTAL COMMON STOCKS
(Cost $190,584,443)		$236,279,587

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.6%)
Time Deposits (0.6%)
Citibank (Puerto Rico)(b)	0.58%	$1,410,972	$1,410,972

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,410,972)			$1,410,972

TOTAL INVESTMENTS - (97.0%)
(Cost $191,995,415)			$237,690,559
OTHER ASSETS AND LIABILITIES, NET - (3.0%)			7,323,587
TOTAL NET ASSETS - (100.0%)			$245,014,146

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.0%)
Aerospace & Defense (2.1%)
Arconic, Inc.	2,326	$52,684
Textron, Inc.	2,093	98,580
		151,264

Automobiles (2.8%)
Harley-Davidson, Inc.	3,731	201,549

Capital Markets (4.1%)
Franklin Resources, Inc.	6,623	296,644

Chemicals (1.4%)
Olin Corp.	3,350	101,438

Commercial Banks (8.0%)
Popular, Inc.	6,138	256,016
SunTrust Banks, Inc.	2,925	165,906
Zions Bancorporation	3,485	153,026
		574,948

Commercial Services & Supplies (1.8%)
Stericycle, Inc.(a)	1,661	126,768

Computers & Peripherals (2.2%)
Diebold Nixdorf, Inc.	5,713	159,964

Containers & Packaging (0.7%)
Bemis Co., Inc.	1,105	51,106

Electric Utilities (5.8%)
Exelon Corp.	7,207	259,957
FirstEnergy Corp.	5,209	151,894
		411,851

Electronic Equipment & Instruments (4.0%)
Avnet, Inc.	4,776	185,691
AVX Corp.	6,080	99,347
		285,038

Energy Equipment & Services (6.1%)
National Oilwell Varco, Inc.	5,797	190,953
Patterson-UTI Energy, Inc.	5,794	116,981
TechnipFMC PLC(a)	4,862	132,246
		440,180

Equity Real Estate Investment Trusts (REITs) (5.9%)
Equity Commonwealth(a)	10,361	327,408
Ryman Hospitality Properties, Inc.	1,524	97,551
		424,959

Food Products (3.0%)
Bunge, Ltd.	1,871	139,577
Dean Foods Co.	4,263	72,471
		212,048

Health Care Providers & Services (9.4%)
AmerisourceBergen Corp.	3,016	285,103
Express Scripts Holding Co.(a)	2,485	158,642
Quest Diagnostics, Inc.	2,040	226,766
		670,511

Hotels, Restaurants & Leisure (2.0%)
Spirit Airlines, Inc.(a)	2,788	144,000

Household Durables (1.3%)
Garmin, Ltd.	1,824	93,079

Insurance (6.9%)
Assurant, Inc.	703	72,894
CNA Financial Corp.	5,546	270,368
Reinsurance Group of America, Inc.	1,178	151,243
		494,505

IT Services (2.7%)
Western Union Co.	10,128	192,938

Leisure Equipment & Products (2.2%)
Brunswick Corp.	2,529	158,644

Machinery (5.5%)
Flowserve Corp.	1,374	63,795
Oshkosh Corp.	1,291	88,924
PACCAR, Inc.	2,946	194,554
Parker-Hannifin Corp.	270	43,151
		390,424

Metals & Mining (1.0%)
Reliance Steel & Aluminum Co.	981	71,427

Multi-Utilities (0.9%)
MDU Resources Group, Inc.	2,575	67,465

Oil, Gas & Consumable Fuels (4.8%)
Cabot Oil & Gas Corp.	6,318	158,456
Hess Corp.	4,138	181,534
		339,990

Professional Services (4.1%)
Dun & Bradstreet Corp.	1,435	155,195
Robert Half International, Inc.	2,940	140,914
		296,109

Real Estate Management & Development (2.0%)
Jones Lang LaSalle, Inc.	1,172	146,500

Software (3.7%)
CA, Inc.	7,680	264,730

Specialty Retail (3.6%)
Murphy USA, Inc.(a)	723	53,582
Staples, Inc.	20,234	203,756
		257,338

TOTAL COMMON STOCKS
(Cost $6,362,884)		$7,025,417

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.7%)
Time Deposits (1.7%)
Citibank (Puerto Rico)(b)	0.58%	$119,741	$119,741

TOTAL SHORT-TERM INVESTMENTS
(Cost $119,741)			$119,741

TOTAL INVESTMENTS - (99.7%)
(Cost $6,482,625)			$7,145,158
OTHER ASSETS AND LIABILITIES, NET - (0.3%)			19,291
TOTAL NET ASSETS - (100.0%)			$7,164,449

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.0%)
Aerospace & Defense (2.0%)
AAR Corp.	250,000	$8,690,000

Chemicals (3.2%)
American Vanguard Corp.	800,000	13,800,000

Commercial Banks (13.7%)
Associated Banc-Corp.	475,000	11,970,000
Boston Private Financial
Holdings, Inc.	600,000	9,210,000
CenterState Banks, Inc.	350,000	8,701,000
Hancock Holding Co.	125,000	6,125,000
Old National Bancorp	300,000	5,175,000
Umpqua Holdings Corp.	400,000	7,344,000
Zions Bancorporation	225,000	9,879,750
		58,404,750

Construction & Engineering (1.4%)
KBR, Inc.	400,000	6,088,000

Consumer Finance (3.4%)
FirstCash, Inc.	250,000	14,575,000

Containers & Packaging (3.3%)
Greif, Inc. (Class A)	250,000	13,945,000

Electric Utilities (1.9%)
Portland General Electric Co.	175,000	7,995,750

Electrical Equipment (4.8%)
Encore Wire Corp.	275,000	11,742,500
Powell Industries, Inc.	275,000	8,797,250
		20,539,750

Electronic Equipment & Instruments (8.8%)
Benchmark Electronics, Inc.(a)	275,000	8,882,500
Knowles Corp.(a)	400,000	6,768,000
Park Electrochemical Corp.(c)	1,203,154	22,162,097
		37,812,597

Energy Equipment & Services (6.3%)
Dril-Quip, Inc.(a)	100,000	4,880,000
Patterson-UTI Energy, Inc.	400,000	8,076,000
RPC, Inc.	375,000	7,578,750
Unit Corp.(a)	350,000	6,555,500
		27,090,250

Equity Real Estate Investment Trusts (REITs) (5.7%)
American Homes 4 Rent (Class A)	375,000	8,463,750
Equity Commonwealth(a)	250,000	7,900,000
Ryman Hospitality Properties, Inc.	125,000	8,001,250
		24,365,000

Food Products (1.8%)
Farmer Brothers Co.(a)	250,000	7,562,500

Health Care Equipment & Supplies (5.7%)
Analogic Corp.	150,000	10,897,500
CONMED Corp.	150,000	7,641,000
Haemonetics Corp.(a)	150,000	5,923,500
		24,462,000

Health Care Providers & Services (2.2%)
Patterson Cos., Inc.	200,000	9,390,000

Household Products (2.5%)
Valvoline, Inc.	450,000	10,674,000

IT Services (1.7%)
ManTech International Corp. (Class A)	175,000	7,241,500

Leisure Equipment & Products (2.3%)
Callaway Golf Co.	775,000	9,904,500

Machinery (7.1%)
DMC Global, Inc.(c)	1,006,691	13,187,652
Kennametal, Inc.	175,000	6,548,500
TriMas Corp.(a)	500,000	10,425,000
		30,161,152

Media (1.4%)
World Wrestling Entertainment, Inc. (Class A)	300,000	6,111,000

Metals & Mining (2.8%)
Schnitzer Steel Industries, Inc. (Class A)	475,000	11,970,000

Multi-Utilities (1.4%)
MDU Resources Group, Inc.	225,000	5,895,000

Oil, Gas & Consumable Fuels (2.5%)
Cabot Oil & Gas Corp.	425,000	10,659,000

Semiconductors & Semiconductor Equipment (3.4%)
Entegris, Inc.(a)	300,000	6,585,000
Semtech Corp.(a)	225,000	8,043,750
		14,628,750

Textiles, Apparel & Luxury Goods (2.8%)
Wolverine World Wide, Inc.	425,000	11,904,250

Thrifts & Mortgage Finance (2.0%)
MGIC Investment Corp.(a)	750,000	8,400,000

Trading Companies & Distributors (1.9%)
NOW, Inc.(a)	500,000	8,040,000

TOTAL COMMON STOCKS
(Cost $351,795,461)		$410,309,749

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.6%)
Time Deposits (4.6%)
Citibank (Puerto Rico)(b)	0.58%	$19,768,860	$19,768,860

TOTAL SHORT-TERM INVESTMENTS
(Cost $19,768,860)			$19,768,860

TOTAL INVESTMENTS - (100.6%)
(Cost $371,564,321)			$430,078,609
OTHER ASSETS AND LIABILITIES, NET - (-0.6%)			(2,583,972)
TOTAL NET ASSETS - (100.0%)			$427,494,637

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (94.3%)
Aerospace & Defense (2.6%)
CPI Aerostructures, Inc.(a)(c)	670,265	$6,300,491
MacDonald Dettwiler & Associates, Ltd. (CAD)(d)	100,000	5,203,578
Triumph Group, Inc.	300,000	9,480,000
		20,984,069

Air Freight & Logistics (1.3%)
Atlas Air Worldwide Holdings, Inc.(a)	200,000	10,430,000

Auto Components (2.0%)
Linamar Corp. (CAD)(d)	250,000	12,322,640
Stoneridge, Inc.(a)	250,000	3,852,500
		16,175,140

Biotechnology (0.2%)
ImmuCell Corp.(a)	225,000	1,649,250

Capital Markets (0.5%)
Safeguard Scientifics, Inc.(a)	336,098	3,999,566

Chemicals (0.2%)
Calgon Carbon Corp.	100,000	1,510,000

Commercial Banks (13.0%)
Bancorp, Inc.(a)	1,500,000	11,370,000
Capital City Bank Group, Inc.	500,000	10,210,000
Century Bancorp, Inc. (Class A)	50,250	3,195,900
First Internet Bancorp	226,500	6,353,325
Heritage Financial Corp.	400,000	10,600,000
MainSource Financial Group, Inc.	500,000	16,755,000
PacWest Bancorp	225,000	10,507,500
People’s Utah Bancorp	150,000	4,020,000
TriCo Bancshares	377,320	13,262,798
TriState Capital Holdings, Inc.(a)	700,000	17,640,000
		103,914,523

Commercial Services & Supplies (2.3%)
Hudson Technologies, Inc.(a)	1,700,000	14,365,000
Perma-Fix Environmental Services(a)(c)(e)	1,000,000	3,650,000
		18,015,000

Communications Equipment (2.2%)
Acacia Research Corp.(a)(c)	4,125,729	16,915,489
Oclaro, Inc.(a)	100,000	934,000
		17,849,489

Computers & Peripherals (0.4%)
USA Technologies, Inc.(a)	600,000	3,120,000

Construction & Engineering (1.0%)
Northwest Pipe Co.(a)(c)	500,000	8,130,000

Diversified Consumer Services (1.1%)
Lincoln Educational Services Corp.(a)(c)	2,470,000	7,657,000
Universal Technical Institute, Inc.(a)	427,044	1,524,547
		9,181,547

Electric Utilities (0.2%)
Spark Energy, Inc. (Class A)	100,000	1,880,000

Electrical Equipment (1.6%)
FuelCell Energy, Inc.(a)	100,000	124,000
Hydrogenics Corp.(a)(c)	950,000	9,595,000
Pioneer Power Solutions, Inc.(a)(e)	350,500	2,295,775
Polar Power, Inc.(a)	175,000	929,250
		12,944,025

Electronic Equipment & Instruments (4.2%)
Celestica, Inc.(a)	300,000	4,074,000
CUI Global, Inc.(a)(c)	1,600,000	6,144,000
Fabrinet(a)	150,000	6,399,000
IntriCon Corp.(a)(c)	603,622	4,934,610
Radisys Corp.(a)(c)	2,400,000	9,024,000
SuperCom, Ltd.(a)(c)	850,000	2,711,500
		33,287,110

Energy Equipment & Services (1.6%)
Aspen Aerogels, Inc.(a)	927,066	4,125,444
Willbros Group, Inc.(a)(c)	3,500,000	8,645,000
		12,770,444

Equity Real Estate Investment Trusts (REITs) (5.0%)
American Homes 4 Rent (Class A)	300,000	6,771,000
CareTrust REIT, Inc.	1,100,000	20,394,000
Jernigan Capital, Inc.(c)	465,000	10,230,000
Urstadt Biddle Properties, Inc. (Class A)	150,000	2,970,000
		40,365,000

Food Products (2.7%)
Hanover Foods Corp. (Class A)(e)	49,250	4,715,688
Landec Corp.(a)	750,000	11,137,500
SunOpta, Inc.(a)	550,000	5,610,000
		21,463,188

Health Care Equipment & Supplies (2.7%)
Accuray, Inc.(a)	2,500,000	11,875,000
Invacare Corp.	300,000	3,960,000
Trinity Biotech PLC (ADR)(a)	1,000,000	6,000,000
		21,835,000

Health Care Providers & Services (1.6%)
Digirad Corp.	882,471	3,574,008
Ensign Group, Inc.	300,000	6,531,000
Sharps Compliance Corp.(a)	600,000	2,538,000
		12,643,008

Hotels, Restaurants & Leisure (0.4%)
Bravo Brio Restaurant Group, Inc.(a)	650,000	2,990,000

Household Durables (6.2%)
AV Homes, Inc.(a)	750,000	15,037,500
LGI Homes, Inc.(a)	650,000	26,117,000
MDC Holdings, Inc.	250,000	8,832,500
		49,987,000

Household Products (0.5%)
Oil-Dri Corp. of America	100,000	4,201,000

Independent Power Producers & Energy Traders (3.5%)
AES Corp.	1,250,000	13,887,500
Vistra Energy Corp.	825,000	13,851,750
		27,739,250

Insurance (0.8%)
Donegal Group, Inc. (Class A)	183,651	2,920,051
Federated National Holding Co.	200,000	3,200,000
		6,120,051

Internet Software & Services (0.7%)
Marchex, Inc. (Class B)(a)	443,882	1,322,768
TechTarget, Inc.(a)	400,000	4,148,000
		5,470,768

IT Services (3.5%)
EVERTEC, Inc.	450,000	7,785,000
NCI, Inc. (Class A)(a)(c)	300,000	6,330,000
StarTek, Inc.(a)(c)	1,108,921	13,573,193
		27,688,193

Life Sciences Tools & Services (0.7%)
Harvard Bioscience, Inc.(a)(c)	2,100,000	5,355,000

Machinery (1.2%)
Energy Recovery, Inc.(a)	300,000	2,487,000
H2O Innovation, Inc. (CAD)(a)(d)	1,000,000	1,017,890
Spartan Motors, Inc.	700,000	6,195,000
		9,699,890

Media (0.6%)
AH Belo Corp. (Class A)	250,000	1,375,000
Gannett Co., Inc.	425,000	3,706,000
		5,081,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2017 (Unaudited)

	SHARES	VALUE
Metals & Mining (5.2%)
Centerra Gold, Inc. (CAD)(d)	3,000,000	$16,378,778
IAMGOLD Corp. (CAD)(a)(d)	3,400,000	17,540,099
Teranga Gold Corp. (CAD)(a)(d)	3,000,000	8,119,988
		42,038,865

Oil, Gas & Consumable Fuels (2.3%)
Cardinal Energy, Ltd. (CAD)(d)	1,000,000	3,716,842
Ring Energy, Inc.(a)	354,600	4,609,800
SRC Energy, Inc.(a)	1,500,000	10,095,000
		18,421,642

Paper & Forest Products (0.8%)
Western Forest Products, Inc. (CAD)(d)	3,750,000	6,766,656

Pharmaceuticals (2.9%)
Avadel Pharmaceuticals
PLC (ADR)(a)	700,000	7,721,000
Juniper Pharmaceuticals, Inc.(a)	400,000	2,020,000
Lannett Company, Inc.(a)	600,000	12,240,000
TherapeuticsMD, Inc.(a)	300,000	1,581,000
		23,562,000

Professional Services (4.4%)
Barrett Business Services, Inc.(c)	450,000	25,780,500
Hudson Global, Inc.(a)(c)(e)	3,150,000	4,221,000
RCM Technologies, Inc.(a)(c)(e)	1,100,000	5,555,000
		35,556,500

Real Estate Management & Development (3.3%)
Kennedy Wilson Europe Real
Estate PLC (GBP)(d)	700,000	10,120,040
Kennedy-Wilson Holdings, Inc.	850,000	16,192,500
		26,312,540

Road & Rail (0.3%)
Marten Transport, Ltd.	100,000	2,740,000

Semiconductors & Semiconductor Equipment (2.2%)
CyberOptics Corp.(a)	100,000	2,065,000
Mellanox Technologies, Ltd.(a)	200,000	8,660,000
Pixelworks, Inc.(a)(c)	1,450,000	6,655,500
		17,380,500

Software (1.4%)
TiVo Corp.	600,000	11,190,000

Specialty Retail (1.9%)
Christopher & Banks Corp.(a)	750,000	982,500
GameStop Corp. (Class A)	450,000	9,724,500
Indigo Books & Music, Inc. (CAD)(a)(d)(e)	400,000	4,784,084
		15,491,084

Thrifts & Mortgage Finance (3.6%)
MGIC Investment Corp.(a)	1,300,000	14,560,000
Radian Group, Inc.	850,000	13,897,500
		28,457,500

Trading Companies & Distributors (1.5%)
Titan Machinery, Inc.(a)	250,000	4,495,000
Transcat, Inc.(a)(c)(e)	600,000	7,290,000
		11,785,000

TOTAL COMMON STOCKS
(Cost $633,876,085)		$756,180,798

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (5.9%)
Time Deposits (5.9%)
Citibank (Puerto Rico)(b)	0.58%	$46,950,195	$46,950,195

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,950,195)			$46,950,195

TOTAL INVESTMENTS - (100.2%)
(Cost $680,826,280)			$803,130,993
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(1,414,398)
TOTAL NET ASSETS - (100.0%)			$801,716,595

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (92.5%)
Australia (3.5%)
Incitec Pivot, Ltd. (AUD)(d)(f)	370,000	$970,500

Austria (3.7%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(a)(d)	3,000	196,336
Semperit Holding AG (EUR)(d)	28,000	816,775
		1,013,111

Canada (9.2%)
Cardinal Energy, Ltd. (CAD)(d)	100,000	371,684
Mandalay Resources Corp. (CAD)(d)	2,050,000	592,805
OceanaGold Corp. (CAD)(d)	180,000	542,721
Total Energy Services, Inc. (CAD)(d)	65,000	666,641
Whitecap Resources, Inc. (CAD)(d)	50,000	357,033
		2,530,884

Colombia (1.7%)
Grupo Nutresa SA (COP)(d)	55,000	476,458

France (4.5%)
EuropaCorp (EUR)(a)(d)	156,954	668,659
Technicolor SA (EUR)(d)(f)	130,000	566,310
		1,234,969

Germany (3.0%)
Deutz AG (EUR)(d)(f)	35,000	295,645
KSB AG (EUR)(d)	1,000	514,768
		810,413

Great Britain (16.2%)
Arrow Global Group PLC (GBP)(d)	30,000	158,346
Chemring Group PLC (GBP)(d)	340,000	819,241
Devro PLC (GBP)(d)	200,000	537,912
Foxtons Group PLC (GBP)(d)(f)	525,000	647,748
Laird PLC (GBP)(d)	360,000	649,402
Novae Group PLC (GBP)(d)	110,000	816,637
Stock Spirits Group PLC (GBP)(d)(f)	380,000	839,444
		4,468,730

Hong Kong (9.0%)
China ZhengTong Auto Services Holdings, Ltd. (HKD)(d)(f)	150,000	120,010
Clear Media, Ltd. (HKD)(d)	500,000	590,462
Far East Consortium International, Ltd. (HKD)(d)(f)	1,200,000	669,980
Keck Seng Investments, Ltd. (HKD)(d)(e)	1,275,000	1,094,147
		2,474,599

Ireland (2.3%)
Trinity Biotech PLC (ADR)(a)	105,000	630,000

Italy (1.5%)
Danieli & C Officine Meccaniche SpA (EUR)(d)	17,000	414,544

Japan (19.4%)
Anritsu Corp. (JPY)(d)(f)	70,000	632,478
The Bank of Kyoto, Ltd. (JPY)(d)(f)	100,000	947,606
Fuji Pharma Co., Ltd. (JPY)(d)(f)	11,000	374,136
Kurita Water Industries, Ltd. (JPY)(d)(f)	22,000	601,790
Medikit Co., Ltd. (JPY)(d)(f)	11,500	497,358
Nabtesco Corp. (JPY)(d)(f)	13,000	379,133
Nippon Seiki Co., Ltd. (JPY)(d)(f)	28,000	564,491
OKUMA Corp. (JPY)(d)(f)	25,000	239,208
Takamatsu Construction Group Co., Ltd. (JPY)(d)(f)	22,000	536,101
Wacom Co., Ltd. (JPY)(d)(f)	180,000	577,405
		5,349,706

Netherlands (2.1%)
Boskalis Westminster (EUR)(d)(f)	18,000	584,568

New Zealand (1.4%)
Scott Technology, Ltd. (NZD)(d)(f)	165,000	372,225

Slovenia (2.3%)
Krka dd Novo mesto (EUR)(d)	10,000	628,183

South Korea (5.0%)
Nongshim Co., Ltd. (KRW)(a)(d)(f)	2,000	590,170
Sung Kwang Bend Co., Ltd. (KRW)(d)(f)	85,000	796,590
		1,386,760

Taiwan (7.7%)
Chicony Electronics Co., Ltd. (TWD)(d)(f)	300,000	759,958
Green Seal Holding, Ltd. (TWD)(d)(f)	200,000	831,417
Teco Electric and Machinery Co., Ltd. (TWD)(d)(f)	550,000	528,427
		2,119,802

TOTAL COMMON STOCKS
(Cost $23,247,225)		$25,465,452

PREFERRED STOCK (2.3%)
Brazil (1.4%)
Banco ABC Brasil SA (BRL)(d)	40,000	201,757
Cia de Saneamento do Parana (BRL)(d)	60,000	196,685
		398,442

Germany (0.9%)
KSB AG (EUR)(d)(f)	500	251,128

TOTAL PREFERRED STOCK
(Cost $378,459)		$649,570

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.2%)
Time Deposits (4.2%)
Citibank
(Puerto Rico)(b)	0.58%	$1,151,760	$1,151,760

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,151,760)			$1,151,760

TOTAL INVESTMENTS - (99.0%)
(Cost $24,777,444)			$27,266,782
OTHER ASSETS AND LIABILITIES, NET - (1.0%)			267,101
TOTAL NET ASSETS - (100.0%)			$27,533,883

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

COUNTRY OF RISK - % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Australia	3.5%
Austria	3.7
Brazil	1.4
Canada	5.1
Chile	2.2
China	5.6
Columbia	1.7
France	4.5
Germany	3.9
Hong Kong	2.4
Ireland	2.3
Italy	1.5
Japan	19.4
Netherlands	2.1
New Zealand	3.3
Poland	3.0
Slovenia	2.3
South Korea	5.0
Taiwan	4.7
United Kingdom	13.2
Vietnam	4.0
Other Assets and Liabilities, Net	5.2
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2017.
(c)	Affiliated company. See Note 10 to Notes in Financial Statements.
(d)	Traded in a foreign country.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NZD	New Zealand Dollar
TWD	Taiwan Dollar

Percentages are stated as a percent of net assets. Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$191,995,415	$6,482,625	$371,564,321	$680,826,280	$24,777,444
Investments in securities, at value	$237,690,559	$7,145,158	$394,728,860	$634,433,710	$27,266,782
Investments in affiliates, at value (See Note 10)	—	—	35,349,749	168,697,283	—
Total Investments, at value	237,690,559	7,145,158	430,078,609	803,130,993	27,266,782
Foreign currency, at value (cost $—, $—, $—, $12,126 and $26,213, respectively)	—	—	—	12,126	26,186
Receivable for securities sold	7,470,415	5,522	—	1,543,311	372,221
Receivable due from advisor	—	225	—	—	—
Accrued dividends and interest	77,211	7,965	632,523	660,649	117,058
Receivable for capital shares issued	115,426	955	49,603	79,698	2,929
Prepaid expenses	42,639	21,165	74,924	104,633	12,750
Total Assets	245,396,250	7,180,990	430,835,659	805,531,410	27,797,926

LIABILITIES:
Payable for securities purchased	—	—	2,602,845	3,393,116	234,675
Payable for capital shares redeemed	306,172	—	592,769	224,230	—
Accrued expenses
Management fees	10,008	—	16,413	32,975	314
Distribution fees - Investor Class	2,793	62	4,956	6,822	112
Fund accounting fees	9,268	1,828	15,476	29,039	6,678
Transfer agency fees	30,609	3,195	61,975	78,348	6,436
Custody fees	3,059	928	6,671	12,055	179
Audit fees	11,031	10,099	10,903	9,720	10,660
Legal fees	407	120	140	119	119
Printing fees	8,211	154	26,047	24,667	470
Other	546	155	2,827	3,724	4,400
Total Liabilities	382,104	16,541	3,341,022	3,814,815	264,043
TOTAL NET ASSETS	$245,014,146	$7,164,449	$427,494,637	$801,716,595	$27,533,883

NET ASSETS CONSIST OF:
Paid-in capital	$176,395,763	$6,156,414	$445,666,911	$648,695,888	$28,617,707
Accumulated undistributed net investment income (loss)	1,153,681	39,098	491,556	172,151	(812,547)
Accumulated undistributed realized gains (losses)	21,769,558	306,404	(77,178,118)	30,549,021	(2,760,657)
Net unrealized appreciation	45,695,144	662,533	58,514,288	122,299,535	2,489,380
TOTAL NET ASSETS	$245,014,146	$7,164,449	$427,494,637	$801,716,595	$27,533,883

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$203,739,546	$4,533,755	$361,534,014	$731,767,934	$8,170,508
Shares outstanding	7,021,136	376,169	12,224,257	17,649,436	803,616
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$29.02	$12.05	$29.58	$41.46	$10.17
INSTITUTIONAL CLASS:
Net assets	$41,274,600	$2,630,694	$65,960,623	$69,948,661	$19,363,375
Shares outstanding	1,424,642	217,966	2,238,248	1,654,687	1,901,747
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.97	$12.07	$29.47	$42.27	$10.18

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $30,809,021 for the Value Plus Fund, $167,832,716 for the Value Fund and $– for the International Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$2,692,342	$79,897	$3,178,448	$4,705,233	$327,957
Interest	6,215	270	10,392	55,123	2,560
Securities lending, net	625	—	—	—	—
Foreign taxes withheld	(29,203)	(308)	—	(51,656)	(36,450)
Total Investment Income	2,669,979	79,859	3,188,840	4,708,700	294,067

EXPENSES:
Management fees	950,923	26,904	1,641,944	2,965,674	114,612
Distribution fees - Investor Class	244,293	5,655	458,038	764,058	27,832
Transfer agency fees	167,490	19,360	332,725	338,069	32,848
Fund accounting fees	46,936	3,005	85,606	145,490	11,277
Custodian fees	8,120	4,523	17,074	33,849	18,438
Printing and communication fees	3,296	121	6,167	16,542	297
Postage fees	9,542	112	23,631	13,864	310
Legal fees	16,640	562	31,017	46,825	1,749
Registration fees	15,078	12,640	20,182	16,591	8,311
Directors' fees	20,170	514	39,437	62,609	1,916
Audit and tax fees	10,958	11,504	10,894	12,326	12,794
Insurance fees	16,169	375	28,869	48,384	1,496
Other expenses	12,642	4,650	22,888	31,723	5,033
Total Expenses before waivers	1,522,257	89,925	2,718,472	4,496,004	236,913
Expenses waived by investment advisor (See Note 6)	4,271	48,513	—	—	53,347
Total Expenses after waivers	1,517,986	41,412	2,718,472	4,496,004	183,566
NET INVESTMENT INCOME	1,151,993	38,447	470,368	212,696	110,501

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	12,898,266	240,008	25,189,595	21,872,502	1,577,032
Investments - Affiliated securities	—	—	(5,310,442)	3,150,074	—
Futures contracts	—	—	—	—	(17,196)
Written options	—	—	—	475,822	—
Foreign currency translation	—	—	—	(893,216)	(253,889)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,719,175)	(139,898)	(32,258,312)	(9,158,002)	(249,219)
Futures contracts	—	—	—	—	(3,200)
Written options	—	—	—	80,754	—
Foreign currency translation	—	—	—	4,064,798	1,645,155
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	4,179,091	100,110	(12,379,159)	19,592,732	2,698,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,331,084	$138,557	$(11,908,791)	$19,805,428	$2,809,184

(a)	Including $363,994 and $550,500 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Six Months		For the Six Months		For the Six Months
	Ended June 30, 2017	For the Year Ended	Ended June 30, 2017	For the Year Ended	Ended June 30, 2017	For the Year Ended
	(Unaudited)	December 31, 2016	(Unaudited)	December 31, 2016	(Unaudited)	December 31, 2016
FROM INVESTMENT OPERATIONS:
Net investment income	$1,151,993	$3,105,953	$38,447	$45,640	$470,368	$3,514,773
Net realized gains (losses)	12,898,266	35,154,246	240,008	219,133	19,879,153	(31,991,875)
Net change in unrealized appreciation (depreciation)	(8,719,175)	7,187,389	(139,898)	999,547	(32,258,312)	118,303,935
Net increase (decrease) in net assets resulting from operations	5,331,084	45,447,588	138,557	1,264,320	(11,908,791)	89,826,833

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,283,783)	—	(27,340)	—	(2,748,765)
Institutional Class	—	(546,316)	—	(18,952)	—	(796,968)
Net realized gains on investments
Investor Class	—	(24,647,375)	—	—	—	—
Institutional Class	—	(4,802,096)	—	—	—	—
Total distributions to shareholders	—	(32,279,570)	—	(46,292)	—	(3,545,733)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	7,303,612	12,523,463	1,323,952	1,484,816	13,695,380	30,003,582
Dividends reinvested	—	26,461,336	—	27,331	—	2,716,177
Value of shares redeemed(a)	(29,797,224)	(73,119,571)	(869,834)	(1,140,029)	(68,628,834)	(232,640,213)
Total Investor Class	(22,493,612)	(34,134,772)	454,118	372,118	(54,933,454)	(199,920,454)
Institutional Class
Proceeds from shares issued	5,579,742	10,193,587	132,551	801,537	5,109,169	41,036,376
Dividends reinvested	—	4,771,593	—	18,952	—	769,916
Value of shares redeemed(a)	(7,526,304)	(22,157,371)	(247,407)	(300,561)	(46,268,827)	(444,092,448)
Total Institutional Class	(1,946,562)	(7,192,191)	(114,856)	519,928	(41,159,658)	(402,286,156)
Net increase (decrease) in net assets derived from capital transactions	(24,440,174)	(41,326,963)	339,262	892,046	(96,093,112)	(602,206,610)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,109,090)	(28,158,945)	477,819	2,110,074	(108,001,903)	(515,925,510)
NET ASSETS AT THE BEGINNING OF THE PERIOD	264,123,236	292,282,181	6,686,630	4,576,556	535,496,540	1,051,422,050
NET ASSETS AT THE END OF THE PERIOD	$245,014,146	$264,123,236	$7,164,449	$6,686,630	$427,494,637	$535,496,540
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$1,153,681	$1,688	$39,098	$651	$491,556	$21,188

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	254,242	446,244	110,693	144,550	456,577	1,194,197
Reinvested Shares	—	926,842	—	2,306	—	89,179
Shares Redeemed	(1,037,944)	(2,618,516)	(72,817)	(117,042)	(2,293,351)	(9,513,549)
Net increase (decrease) resulting from share transactions	(783,702)	(1,245,430)	37,876	29,814	(1,836,774)	(8,230,173)
Institutional Class
Shares Issued	195,922	363,624	11,098	74,418	170,882	1,661,905
Reinvested Shares	—	167,601	—	1,599	—	25,393
Shares Redeemed	(261,949)	(787,031)	(20,655)	(35,171)	(1,543,143)	(19,546,814)
Net increase (decrease) resulting from share transactions	(66,027)	(255,806)	(9,557)	40,846	(1,372,261)	(17,859,516)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Six Months		For the Six Months
	Ended June 30, 2017	For the Year Ended	Ended June 30, 2017(a)	For the Year Ended
	(Unaudited)	December 31, 2016	(Unaudited)	December 31, 2016
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$212,696	$(798,303)	$110,501	$251,058
Net realized gains (losses)	24,605,182	54,057,464	1,305,947	(1,152,150)
Net change in unrealized appreciation (depreciation)	(5,012,450)	66,629,167	1,392,736	2,710,520
Net increase in net assets resulting from operations	19,805,428	119,888,328	2,809,184	1,809,428

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	—	—	(341,725)
Institutional Class	—	—	—	N/A
Net realized gains on investments
Investor Class	—	(26,786,832)	—	—
Institutional Class	—	(2,092,740)	—	N/A
Total distributions to shareholders	—	(28,879,572)	—	(341,725)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	8,012,100	24,380,179	2,919,516	3,027,997
Dividends reinvested	—	25,816,109	—	335,718
Value of shares redeemed(b)	(70,207,600)	(145,176,407)	(20,676,795)	(5,005,275)
Total Investor Class	(62,195,500)	(94,980,119)	(17,757,279)	(1,641,560)
Institutional Class
Proceeds from shares issued	9,520,479	9,647,496	19,489,824	N/A
Dividends reinvested	—	1,946,161	—	N/A
Value of shares redeemed(b)	(3,028,300)	(15,858,430)	(334,902)	N/A
Total Institutional Class	6,492,179	(4,264,773)	19,154,922	N/A
Net increase (decrease) in net assets derived from capital transactions	(55,703,321)	(99,244,892)	1,397,643	(1,641,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,897,893)	(8,236,136)	4,206,827	(173,857)
NET ASSETS AT THE BEGINNING OF THE PERIOD	837,614,488	845,850,624	23,327,056	23,500,913
NET ASSETS AT THE END OF THE PERIOD	$801,716,595	$837,614,488	$27,533,883	$23,327,056
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$172,151	$(40,545)	$(812,547)	$(923,048)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	200,439	672,416	299,180	338,606
Reinvested Shares	(168)	639,169	—	37,014
Shares Redeemed	(1,754,189)	(3,980,734)	(2,053,145)	(600,241)
Net decrease resulting from share transactions	(1,553,918)	(2,669,149)	(1,753,965)	(224,621)
Institutional Class
Shares Issued	233,199	266,833	1,934,565	N/A
Reinvested Shares	—	47,317	—	N/A
Shares Redeemed	(73,951)	(430,324)	(32,818)	N/A
Net increase (decrease) resulting from share transactions	159,248	(116,174)	1,901,747	N/A

(a)	Institutional Class inception date is May 1, 2017.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)					DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
June 30, 2017 (Unaudited)	$28.43	$0.12	(c)	$0.47	$0.59	$—	$—	$—	$29.02
December 31, 2016	27.08	0.32	(c)	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(c)	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	(c)	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	(c)	10.04	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33	3.48	(0.13)	(1.00)	(1.13)	29.16
Institutional Class
June 30, 2017 (Unaudited)	28.35	0.16	(c)	0.46	0.62	—	—	—	28.97
December 31, 2016	27.01	0.38	(c)	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(c)	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	(c)	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37	3.59	(0.25)	(1.00)	(1.25)	29.13
MID CAP VALUE FUND
Investor Class(g)
June 30, 2017 (Unaudited)	11.82	0.06	(c)	0.17	0.23	—	—	—	12.05
December 31, 2016	9.25	0.08	(c)	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(c)	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	(c)	0.13	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(g)
June 30, 2017 (Unaudited)	11.82	0.07	(c)	0.18	0.25	—	—	—	12.07
December 31, 2016	9.23	0.12	(c)	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(c)	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	(c)	0.14	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
June 30, 2017 (Unaudited)	30.33	0.03	(c)	(0.78)	(0.75)	—	—	—	29.58
December 31, 2016	24.08	0.14	(c)	6.31	6.45	(0.20)	—	(0.20)	30.33
December 31, 2015	31.66	0.16	(c)	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(c)	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73	3.15	(0.36)	(0.82)	(1.18)	29.69
Institutional Class
June 30, 2017 (Unaudited)	30.19	0.05	(c)	(0.77)	(0.72)	—	—	—	29.47
December 31, 2016	23.97	0.15	(c)	6.30	6.45	(0.23)	—	(0.23)	30.19
December 31, 2015	31.57	0.24	(c)	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(c)	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.97	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78	3.22	(0.45)	(0.82)	(1.27)	29.64

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Inception date is October 31, 2014.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

		RATIOS/SUPPLEMENTAL DATA
					Percentage of net		Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of		investment income		expenses to average		expenses to		investment income		investment income
		end of period	expenses to		(loss) to average		net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	average net assets		net assets		before waivers		after waivers		assets before waiver		assets after waivers		turnover rate(b)

2.08	%(d)	$203,740	1.24	%(e)	0.87	%(e)	N/A		N/A		N/A		N/A		19	%(d)
19.25		221,868	1.23		1.13		N/A		N/A		N/A		N/A		49
(4.16)		245,105	1.20		0.84		N/A		N/A		N/A		N/A		40
4.07		396,692	1.20		0.32		N/A		N/A		N/A		N/A		42
35.07		488,526	1.20		0.44		N/A		N/A		N/A		N/A		57
13.03		456,456	1.21		0.47		N/A		N/A		N/A		N/A		27

2.19	%(d)(f)	41,275	N/A		N/A		1.01	%(e)	0.99	%(e)	1.09	%(e)	1.11	%(e)	19	%(d)
19.54	(f)	42,256	N/A		N/A		1.00		0.99		1.36		1.37		49
(3.92)		47,178	N/A		N/A		0.94		0.94		1.05		1.05		40
4.40		161,444	N/A		N/A		0.88		0.88		0.64		0.64		42
35.45		221,896	N/A		N/A		0.88		0.88		0.78		0.78		57
13.43		175,090	N/A		N/A		0.89		0.89		0.78		0.78		27

1.95	%(d)(f)	4,534	N/A		N/A		2.53	%(e)	1.25	%(e)	(0.30	)%(e)	0.98	%(e)	28	%(d)
28.67	(f)	3,998	N/A		N/A		3.22		1.25		1.13		0.84		76
(7.08	)(f)	2,853	N/A		N/A		3.55		1.25		(1.40)		0.90		46
1.61	(d)(f)	1,575	N/A		N/A		9.62	(e)	1.25	(e)	(6.44	)(e)	1.93	(e)	4	(d)

2.12	%(d)(f)	2,631	N/A		N/A		2.47	%(e)	0.99	%(e)	(0.25	)%(e)	1.23	%(e)	28	%(d)
28.97	(f)	2,689	N/A		N/A		3.46		0.99		1.33		1.14		76
(6.89	)(f)	1,723	N/A		N/A		3.41		0.99		(1.36)		1.06		46
1.73	(d)(f)	2,067	N/A		N/A		9.36	(e)	0.99	(e)	(6.22	)(e)	2.16	(e)	4	(d)

(2.47	)%(d)	361,534	1.20	%(e)	0.17	%(e)	N/A		N/A		N/A		N/A		46	%(d)
26.77		426,486	1.19		0.56		N/A		N/A		N/A		N/A		77
(17.41)		536,809	1.16		0.53		N/A		N/A		N/A		N/A		22
(2.70)		1,332,686	1.14		0.26		N/A		N/A		N/A		N/A		26
34.15		1,784,320	1.14		0.51		N/A		N/A		N/A		N/A		32
11.38		1,612,756	1.16		1.43		N/A		N/A		N/A		N/A		27

(2.38	)%(d)	65,961	N/A		N/A		0.99	%(e)	0.99	%(e)	0.33	%(e)	0.33	%(e)	46	%(d)
26.89		109,010	N/A		N/A		0.97		0.97		0.61		0.61		77
(17.20)		514,613	N/A		N/A		0.90		0.90		0.81		0.81		22
(2.45)		1,473,706	N/A		N/A		0.89		0.89		0.53		0.53		26
34.53		1,349,248	N/A		N/A		0.84		0.84		0.80		0.80		32
11.67		1,057,469	N/A		N/A		0.90		0.90		1.70		1.70		27

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)					DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
June 30, 2017 (Unaudited)	$40.41	$0.01	(c)	$1.04	$1.05	$—	$—	$—	$41.46
December 31, 2016	35.98	(0.04	)(c)	5.91	5.87	—	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15	(c)	(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07	(c)	1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17	5.27	—	(2.92)	(2.92)	40.66
Institutional Class
June 30, 2017 (Unaudited)	41.15	0.06	(c)	1.06	1.12	—	—	—	42.27
December 31, 2016	36.56	0.02	(c)(f)	6.01	6.03	—	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22	(c)	(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	(c)	1.01	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80	5.38	—	(2.92)	(2.92)	41.13
INTERNATIONAL VALUE FUND
Investor Class
June 30, 2017 (Unaudited)	9.12	0.02	(c)	1.03	1.05	—	—	—	10.17
December 31, 2016	8.45	0.10	(c)	0.71	0.81	(0.14)	—	(0.14)	9.12
December 31, 2015	9.77	0.08	(c)	(1.26)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(c)	(0.49)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(h)	10.79	0.07	(c)	0.59	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	2.63	(0.18)	—	(0.18)	10.79
Institutional Class(i)
June 30, 2017 (Unaudited)	10.15	0.04	(c)	(0.01)	0.03	—	—	—	10.18

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(g)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(h)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(i)	Inception date is May 1, 2017.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

		RATIOS/SUPPLEMENTAL DATA
					Percentage of net		Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of		investment income		expenses to		expenses to		investment income		investment income
		end of period	expenses to average		(loss) to average		average net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	net assets		net assets		before waivers		after waivers		assets before waiver		assets after waivers		turnover rate(b)

2.60	%(d)	$731,768	1.16	%(e)	0.03	%(e)	N/A		N/A		N/A		N/A		18	%(d)
16.31		776,071	1.09		0.11		N/A		N/A		N/A		N/A		47
(11.04)		786,936	1.06		0.36		N/A		N/A		N/A		N/A		52
2.22		1,073,232	1.07		0.14		N/A		N/A		N/A		N/A		38
32.11		1,180,293	1.08		(0.49)		N/A		N/A		N/A		N/A		32
13.83		1,052,104	1.09		0.10		N/A		N/A		N/A		N/A		24

2.72	%(d)	69,949	N/A		N/A		0.91	%(e)	0.91	%(e)	0.30	%(e)	0.30	%(e)	18	%(d)
16.52		61,543	N/A		N/A		0.92		0.92		0.04		0.04		47
(10.90)		58,914	N/A		N/A		0.91		0.91		0.52		0.52		52
2.38		76,800	N/A		N/A		0.91		0.91		0.32		0.32		38
32.37		87,986	N/A		N/A		0.91		0.91		(0.34)		(0.34)		32
13.98		91,722	N/A		N/A		0.93		0.93		0.32		0.32		24

11.51	%(d)(g)	8,171	N/A		N/A		1.80	%(e)	1.44	%(e)	0.10	%(e)	0.46	%(e)	30	%(d)
9.54	(g)	23,327	N/A		N/A		1.89		1.49		0.76		1.16		55
(12.09	)(g)	23,501	N/A		N/A		1.81		1.49		0.56		0.88		62
(3.76	)(g)	29,049	N/A		N/A		1.76		1.49		0.49		0.76		31
6.13	(d)(g)	31,387	N/A		N/A		2.00	(e)	1.49	(e)	1.55	(e)	1.04	(e)	16	(d)
31.64	(g)	28,001	N/A		N/A		2.36		1.72		0.19		0.83		51

0.30	%(d)(g)	19,363	N/A		N/A		1.57	%(e)	0.99	%(e)	1.88	%(e)	2.46	%(e)	30	%(d)

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2017

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class Shares of the International Value Fund launched on May 1, 2017. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of FASB Accounting Standards Codification 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2016, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2016, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAINS (LOSSES)	PAID-IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
SELECT VALUE FUND	$(314,580)	$(4,251,469)	$4,566,049
MID CAP VALUE FUND	(90)	90	–
VALUE PLUS FUND	3,933	–	(3,933)
VALUE FUND	12,592,211	(15,635,253)	3,043,042
INTERNATIONAL VALUE FUND	159,143	(158,931)	(212)

Included in the amounts reclassified in Value Fund was a net operating loss offset to PIC of $896,163 and other reclassifications associated with passive foreign investment companies.

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

28

(g)	At June 30, 2017, the Value Fund and International Value Fund had 4.00% and 3.97% of net assets, respectively, that were illiquid as defined pursuant to guidelines established by the Board.

(h)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of June 30, 2017, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017:

SELECT VALUE FUND

	Level 1 — Quoted and	Level 2 — Other Significant	Level 3 — Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$236,279,587	$—	$—	$236,279,587
Short-Term Investments	1,410,972	—	—	1,410,972
Total	$237,690,559	$—	$—	$237,690,559

MID CAP VALUE FUND

	Level 1 — Quoted and	Level 2 — Other Significant	Level 3 — Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$7,025,417	$—	$—	$7,025,417
Short-Term Investments	119,741	—	—	119,741
Total	$7,145,158	$—	$—	$7,145,158

VALUE PLUS FUND

	Level 1 — Quoted and	Level 2 — Other Significant	Level 3 — Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$410,309,749	$—	$—	$410,309,749
Short-Term Investments	19,768,860	—	—	19,768,860
Total	$430,078,609	$—	$—	$430,078,609

29

VALUE FUND

	Level 1 — Quoted and	Level 2 — Other Significant	Level 3 — Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$756,180,798	$—	$—	$756,180,798
Short-Term Investments	46,950,195	—	—	46,950,195
Total	$803,130,993	$—	$—	$803,130,993

INTERNATIONAL VALUE FUND

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Australia	$—	$970,500	$—	$970,500
Austria	1,013,111	—	—	1,013,111
Canada	2,530,884	—	—	2,530,884
Colombia	476,458	—	—	476,458
France	668,659	566,310	—	1,234,969
Germany	514,768	295,645	—	810,413
Great Britain	2,981,538	1,487,192	—	4,468,730
Hong Kong	1,684,609	789,990	—	2,474,599
Ireland	630,000	—	—	630,000
Italy	414,544	—	—	414,544
Japan	—	5,349,706	—	5,349,706
Netherlands	—	584,568	—	584,568
New Zealand	—	372,225	—	372,225
Slovenia	628,183	—	—	628,183
South Korea	—	1,386,760	—	1,386,760
Taiwan	—	2,119,802	—	2,119,802
Preferred Stock
Brazil	398,442	—	—	398,442
Germany	—	251,128	—	251,128
Short-Term Investments	1,151,760	—	—	1,151,760
Total	$13,092,956	$14,173,826	$—	$27,266,782

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of June 30, 2017 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.
(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six months ended June 30, 2017, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Security amounts in the Funds that were transferred into and out of Levels 1 and 2 at June 30, 2017 were as follows:

VALUE FUND	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$10,120,040	$—	$—	$10,120,040
Total	$10,120,040	$—	$—	$10,120,040

INTERNATIONAL VALUE FUND	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$864,995	$1,487,192	$1,487,192	$864,995
Preferred Stocks	398,442	—	—	398,442
Total	$1,263,437	$1,487,192	$1,487,192	$1,263,437

30

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2017, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the six month period ended June 30, 2017 was $(309,314). As of June 30, 2017, the Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the six month period ended June 30, 2017 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts - Futures	Net realized gains (losses) on futures contracts	$(17,196)
Foreign Exchange Currency Contracts - Futures	Net change in unrealized appreciation (depreciation) on futures contracts	(3,200)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six month period ended June 30, 2017:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2016	2,000	$155,246
Options Written	6,000	408,576
Options Expired	(5,000)	(369,517)
Options Closed	(2,000)	(155,246)
Options Exercised	(1,000)	(39,059)
Balance at June 30, 2017	—	$—

The effect of derivatives instruments on the Statements of Operations for the six month period ended June 30, 2017:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$475,822	$80,754
		$475,822	$80,754

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OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. There were no derivative financial instruments subject to enforceable netting arrangements or other similar agreements as of June 30, 2017.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of June 30, 2017, the Funds did not have securities on loan.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2017, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses did not exceed 1.49% of the Fund’s average net assets for the Investor Class Shares. The Institutional Class Shares launched on May 1, 2017. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the six month period ended June 30, 2017, expenses of $39,353 for Investor Class and $13,994 for Institutional Class were waived by the Advisor. The operating expense limitation agreement can be terminated only by, or with consent of, the Board.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six month period ended June 30, 2017, expenses of $4,271 for Institutional Class of Select Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has contractually agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2019, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the six month period ended June 30, 2017, expenses of $28,860 for Investor Class and $19,653 for Institutional Class were waived by the Advisor.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the six month period ended June 30, 2017, $155,093 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	34.7%
INTERNATIONAL VALUE FUND	Heartland Holdings, Inc. *	32.8%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2017 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$16	$–	$107	$–	$344
Institutional Class	–	–	1	–	–
Total	$16	$–	$108	$–	$344

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(8)	INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2017, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$46,694,164	$74,396,216
MID CAP VALUE FUND	2,425,958	1,943,253
VALUE PLUS FUND	214,367,675	327,825,202
VALUE FUND	137,137,147	199,401,240
INTERNATIONAL VALUE FUND	8,577,717	7,627,325

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six months ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2017, are displayed in the table below.

				NET APPRECIATION/	NET TAX UNREALIZED
				(DEPRECIATION)	APPRECIATION/
	TAX COST OF	GROSS UNREALIZED	GROSS UNREALIZED	OF FOREIGN CURRENCY	(DEPRECIATION)
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
SELECT VALUE FUND	$192,009,235	$48,046,938	$(2,365,614)	$—	$45,681,324
MID CAP VALUE FUND	6,510,435	869,526	(234,803)	—	634,723
VALUE PLUS FUND	371,910,775	71,098,623	(12,930,789)	—	58,167,834
VALUE FUND	681,354,937	189,814,141	(68,038,085)	—	121,776,056
INTERNATIONAL VALUE FUND	25,648,306	3,572,729	(1,954,253)	(271)	1,618,205

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2017. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2017	PURCHASES	SALES	JUNE 30, 2017	DIVIDENDS	(LOSSES)
DMC Global, Inc.(a)	1,050,000	—	(43,309)	1,006,691	$41,994	$(300,162)
Park Electrochemical Corp.	1,685,000	—	(481,846)	1,203,154	322,000	(5,010,280)
					$363,994	$(5,310,442)

(a)	DMC Global, Inc. changed their name from Dynamic Materials Corp.

33

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2017	PURCHASES	SALES	JUNE 30, 2017	DIVIDENDS	(LOSSES)
Acacia Research Corp.	4,125,729	—	—	4,125,729	$—	$—
Barrett Business Services, Inc.	500,000	—	(50,000)	450,000	225,000	1,949,859
CPI Aerostructures, Inc.	613,100	156,900	(99,735)	670,265	—	(287,064)
CUI Global, Inc.	1,600,000	—	—	1,600,000	—	—
Harvard Bioscience, Inc.	2,000,000	100,000	—	2,100,000	—	—
Hudson Global, Inc.	3,150,000	—	—	3,150,000	—	—
Hydrogenics Corp.	1,015,000	—	(65,000)	950,000	—	(233,597)
IntriCon Corp.	550,000	53,622	—	603,622	—	—
Jernigan Capital, Inc.	465,000	—	—	465,000	325,500	—
Lincoln Educational Services Corp.	2,470,000	—	—	2,470,000	—	—
Marathon Patent Group, Inc.	915,194	934,806	(1,850,000)	—	—	(2,389,417)
NCI, Inc. (Class A)	573,297	—	(273,297)	300,000	—	2,021,549
Northwest Pipe Co.	500,000	—	—	500,000	—	—
Perma-Fix Environmental Services	1,000,000	—	—	1,000,000	—	—
Pixelworks, Inc.	2,250,000	—	(800,000)	1,450,000	—	1,737,259
Radisys Corp.	2,209,013	190,987	—	2,400,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
StarTek, Inc.	1,442,400	—	(333,479)	1,108,921	—	351,485
SuperCom, Ltd.	817,599	32,401	—	850,000	—	—
Transcat, Inc.	600,000	—	—	600,000	—	—
Willbros Group, Inc.	3,479,948	20,052	—	3,500,000	—	—
					$550,500	$3,150,074

34

ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from January 1, 2017 through June 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/17	6/30/17	1/1/17 - 6/30/17	1/1/17 - 6/30/17
Heartland Select Value Fund - Investor	$1,000.00	$1,020.80	$6.21	1.24%
Heartland Select Value Fund - Institutional	1,000.00	1,021.90	4.96	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,019.50	6.26	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,021.20	4.96	0.99
Heartland Value Plus Fund - Investor	1,000.00	975.30	5.88	1.20
Heartland Value Plus Fund - Institutional	1,000.00	976.20	4.85	0.99
Heartland Value Fund - Investor	1,000.00	1,026.00	5.83	1.16
Heartland Value Fund - Institutional	1,000.00	1,027.20	4.57	0.91
Heartland International Value Fund - Investor	1,000.00	1,115.10	7.55	1.44
Heartland International Value Fund - Institutional(b)	1,000.00	1,003.00	1.63	0.99

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).
(b)	Inception date is May 1, 2017.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/17	6/30/17	1/1/17 - 6/30/17	1/1/17 - 6/30/17
Heartland Select Value Fund - Investor	$1,000.00	$1,018.65	$6.21	1.24%
Heartland Select Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.60	6.26	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,018.84	6.01	1.20
Heartland Value Plus Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Fund - Investor	1,000.00	1,019.04	5.81	1.16
Heartland Value Fund - Institutional	1,000.00	1,020.28	4.56	0.91
Heartland International Value Fund - Investor	1,000.00	1,017.65	7.20	1.44
Heartland International Value Fund - Institutional(b)	1,000.00	1,019.89	4.96	0.99

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).
(b)	Inception date is May 1, 2017.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent six month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q lings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the Funds’ Investment Advisory Agreements be approved annually by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 11, 2017, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

As part of the process of approving the continuation of the Investment Advisory Agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the Independent Directors met in executive session on May 10 and May 11, 2017 to discuss the approval of the Investment Advisory Agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; and (5) the extent to which economies of scale may be realized as the Funds grow. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the qualifications and abilities of the Advisor’s professional personnel;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding initiatives to improve operations and services;

•	Biographical information regarding the portfolio management teams for the Funds;

•	The Advisor’s Form ADV Part 1, Part 2A (brochure) and 2B (supplements);

•	Overview of marketing activities;

•	Information regarding the Advisor’s compliance program; and

•	Information regarding soft-dollar practices and usage, trading costs, and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding the Advisor’s initiatives to improve Fund performance and related performance data;

•	A Section 15(c) Report and related materials prepared by Broadridge using Lipper data comparing advisory fees, other expenses, and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, which was customized to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Broadridge of the profitability of a group of publicly traded advisors;

•	A summary of revenue-sharing arrangements that the Advisor has with various financial intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2016;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2016;

•	Consolidated financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2017 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years;

•	Heartland Holdings’ consolidated financial projections;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock year to date in 2017; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 11, 2017, meeting and at the executive sessions on May 10 and May 11, 2017, and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

36

In reviewing and discussing this information, the Independent Directors took into account information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues, and related matters. The Independent Directors also considered supplemental information provided by the Advisor regarding steps taken to improve performance and contingency planning provided at special meetings of the Board held throughout the year. After considering this information, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund, Mid Cap Value Fund, and International Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules, and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) the Advisor’s consistent value investment process, which has been in place for over 30 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor; (c) the quality of the key service providers to the Funds, who provide administrative, accounting, custody, and distribution services on behalf of the Funds and are overseen by the Advisor, and (d) the overall reputation and capabilities of the Advisor.

•	While the Funds have had periods of underperformance, the majority of the Funds had seen improved performance in the past year. The Directors discussed the underperformance and the reasons for the underperformance. They concluded that the Funds’ underperformance was being addressed by the Advisor, noting the continued implementation of additional internal risk controls and procedures by the Advisor and process enhancements to better implement the Funds’ 10 Principles of Value Investing™, both measures designed to improve the performance of the Funds. It is the Directors’ expectation that these additional risk controls and procedures and process enhancements, along with the Advisor’s discipline in implementing its investment strategies, will help lead to more favorable results for the Funds in the long-term. The Directors concluded, within the context of their full deliberations, that the investment results that the Advisor had been able to achieve for the Funds were sufficient to support continuation of the Investment Advisory Agreements.

•	The operating expenses of the Funds are fair and reasonable based on the nature, scope, and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs.

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders.

With regard to economies of scale, the Independent Directors noted that they did not view this to be a material factor given the Funds’ current asset levels. However, they noted that the five basis point fee reduction on net assets greater than $1.0 billion for the Select Value Fund, as well as the expense limitation agreements in place for the International Value and Mid Cap Value Funds, represent an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). For example, the Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision making process. The Advisor also experiences reputational benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in executive sessions. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

37

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Retired. Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002-July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Professor of Finance – Syracuse University, since September 2016; Dean of the Martin J. Whitman School of Management at Syracuse University, July 2013 to September 2016; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

38

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 – 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.

(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2017.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended June 30, 2017.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

39

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Brexit: is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU, stepped down in July 2016.

Bull Market: occurs when the price of a group of securities is rising or is expected to rise.

Chicago Board Options Exchange Market Volatility Index: is a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Cyclical Stocks: cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles.

Defensive Stocks: include Health Care, Utilities, and Consumer Staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Dividend Yield: is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Emerging Markets: refer to economies that are progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, though they generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.

Enterprise Value (EV): is the entire economic value of a company.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Momentum: is the rate of acceleration of a security’s price or trade volume.

Operating Leverage: is a measurement of the degree to which a firm or project incurs a combination of fixed and variable costs. A business that makes sales providing a very high gross margin and fewer fixed costs and variable costs is considered to have high leverage. The higher the degree of operating leverage, the greater the magnitude of changes in sales to potential profits.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Takeout Transaction: is the purchase of a company through an acquisition, merger, or other form of buyout.

Russell 2000® Growth Index: measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth characteristics.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-US Small Cap Index: measures the small-cap segment of the global equity universe as defined by Russell, excluding companies assigned to the US.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

All indexes are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2017 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

Additional Information for Indexes in Chart on page 8 (calendar year annual returns %):

Supplemental Information for Russell 2000® Growth Less Russell 2000® Value

	CALENDAR YEAR ANNUAL RETURNS (%)
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997
Russell 2000® Growth Index	20.37	20.17	-17.41	51.19	7.77	13.37	-2.43	31.04	11.26	12.95
Russell 2000® Value Index	29.47	12.43	-21.77	41.70	29.14	23.77	-1.54	25.75	21.37	31.78

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Russell 2000® Growth Index	1.23	43.09	-22.43	-9.23	-30.26	48.54	14.31	4.15	13.35	7.05
Russell 2000® Value Index	-6.45	-1.49	22.83	14.02	-11.43	46.03	22.25	4.71	23.48	-9.78

	2008	2009	2010	2011	2012	2013	2014	2015	2016	YTD 2017*
Russell 2000® Growth Index	-38.54	34.47	29.09	-2.91	14.59	43.29	5.62	-1.38	11.32	9.97
Russell 2000® Value Index	-28.92	20.58	24.50	-5.50	18.05	34.50	4.22	-7.47	31.74	0.54

*Not annualized as of 6/30/2017

Source: Copyright 2017 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved; and Russell®

Past performance does not guarantee future results.

40

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF005811/0818

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 21, 2017, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 18, 2017

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 18, 2017